EXHIBIT 99.2
16. Condensed Consolidating Financial Statements
     The Company’s senior unsecured notes are unconditionally guaranteed by certain of the Company’s subsidiaries (the “Guarantor Subsidiaries”) while they are not by other subsidiaries (the “Non-Guarantor Subsidiaries”). As results of these guarantee arrangements, we are required to present the following condensed consolidating financial statements.
     The condensed consolidating financial statements reflect the investments in subsidiaries of the Company using the equity method of accounting. Intercompany account balances have been included in Accounts and Notes Receivable, Other (Current) Assets, Other Assets, net, Short-Term Debt, Accounts Payable, and Long-Term Debt line items of the Parent, Guarantor and Non-Guarantor balance sheets. The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions.
     Condensed consolidating financial statements of the Company, its Guarantor Subsidiaries and Non-Guarantor Subsidiaries as of March 31, 2010 and December 31, 2009 and for the three months ended March 31, 2010 and 2009 are shown below:

CONDENSED CONSOLIDATING BALANCE SHEETS
As of March 31, 2010
(In millions)

			Non-	Consolidating
		Guarantor	Guarantor	Entries and
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$0.4	$8.0	$54.6	$—	$63.0
Restricted cash	—	—	25.1	—	25.1
Accounts and notes receivable, net	(936.4)	748.0	539.3	(1.4)	349.5
Inventories, net	—	200.9	128.4	(2.9)	326.4
Deferred income taxes	(0.5)	25.4	15.8	(6.4)	34.3
Other assets	12.7	25.9	61.9	(15.7)	84.8

Total current assets	(923.8)	1,008.2	825.1	(26.4)	883.1
PROPERTY, PLANT AND EQUIPMENT, net	—	207.3	119.4	—	326.7
GOODWILL	—	46.7	218.9	(4.7)	260.9
DEFERRED INCOME TAXES	(0.6)	64.7	19.3	(13.9)	69.5
OTHER ASSETS, net	1,898.6	383.9	43.4	(2,275.3)	50.6

TOTAL ASSETS	$974.2	$1,710.8	$1,226.1	$(2,320.3)	$1,590.8

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Short-term debt	$25.1	$—	$4.5	$(25.4)	$4.2
Current maturities of long-term debt	—	—	0.5	—	0.5
Accounts payable	8.4	164.1	121.3	(7.7)	286.1
Accrued expenses	4.9	195.7	90.5	(5.2)	285.9
Income taxes payable	(1.5)	(13.6)	6.9	8.2	—

Total current liabilities	36.9	346.2	223.7	(30.1)	576.7
LONG-TERM DEBT	269.5	96.2	121.6	(200.7)	286.6
POSTRETIREMENT BENEFITS, OTHER THAN PENSIONS	—	13.3	—	—	13.3
PENSIONS	—	58.6	9.7	0.1	68.4
OTHER LIABILITIES	3.8	53.0	33.3	(14.8)	75.3

Total liabilities	310.2	567.3	388.3	(245.5)	1,020.3
COMMITMENTS AND CONTINGENCIES
TOTAL STOCKHOLDERS’ EQUITY	664.0	1,143.5	837.8	(2,074.8)	570.5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$974.2	$1,710.8	$1,226.1	$(2,320.3)	$1,590.8

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2010
(In millions)

			Non-	Consolidating
		Guarantor	Guarantor	Entries and
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
NET SALES	$—	$429.4	$274.2	$(59.5)	$644.1
COST OF GOODS SOLD	—	322.7	206.5	(59.4)	469.8

Gross profit	—	106.7	67.7	(0.1)	174.3
OPERATING EXPENSES:
Selling, general and administrative expenses	—	116.4	52.6	(0.1)	168.9
Gains and other expenses, net	(0.2)	(0.1)	—	—	(0.3)
Restructuring charges	—	2.0	5.1	0.1	7.2
Loss (income) from equity method investments	4.8	2.9	(2.0)	(7.7)	(2.0)

Operational (loss) income from continuing operations	(4.6)	(14.5)	12.0	7.6	0.5
INTEREST (INCOME) EXPENSE, net	(0.3)	1.9	0.9	—	2.5

(Loss) income from continuing operations before income taxes	(4.3)	(16.4)	11.1	7.6	(2.0)
PROVISION FOR (BENEFIT FROM) INCOME TAXES	0.2	(5.0)	4.1	—	(0.7)

(Loss) income from continuing operations	(4.5)	(11.4)	7.0	7.6	(1.3)
Loss from discontinued operations	—	—	0.3	—	0.3

Net (loss) income	$(4.5)	$(11.4)	$6.7	$7.6	$(1.6)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2010
(In millions)

				Consolidating
	Parent	Guarantor	Non-Guarantor	Entries and
	Company	Subsidiaries	Subsidiaries	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:	$(53.0)	$32.4	$(19.7)	$—	$(40.3)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	—	(2.1)	(8.6)	—	(10.7)
Proceeds from sale of businesses	—	0.1	3.1	—	3.2
Acquisition of business	—	(6.7)	—	—	(6.7)
Restricted cash	—	—	(25.1)	—	(25.1)

Net cash used in investing activities	—	(8.7)	(30.6)	—	(39.3)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short-term borrowings, net	—	—	2.1	—	2.1
Long-term payments	(35.0)	—	(0.1)	—	(35.1)
Revolver long-term borrowings, net	93.0	—	—	—	93.0
Proceeds from stock option exercises	1.0	—	—	—	1.0
Repurchases of common stock	(39.4)	—	—	—	(39.4)
Excess tax benefits related to share-based payments	2.1	—	—	—	2.1
Intercompany debt	(0.8)	5.2	(4.4)	—	—
Intercompany financing activity	38.5	(27.5)	(11.0)	—	—
Intercompany investments	(7.9)	—	7.9	—	—
Intercompany dividends	9.0	—	(9.0)	—	—
Cash dividends paid	(7.9)	—	—	—	(7.9)

Net cash provided by (used in) financing activities	52.6	(22.3)	(14.5)	—	15.8
DECREASE IN CASH AND CASH EQUIVALENTS	(0.4)	1.4	(64.8)	—	(63.8)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	—	—	2.5	—	2.5
CASH AND CASH EQUIVALENTS, beginning of period	0.8	6.6	116.9	—	124.3

CASH AND CASH EQUIVALENTS, end of period	$0.4	$8.0	$54.6	$—	$63.0

CONDENSED CONSOLIDATING BALANCE SHEETS
As of December 31, 2009
(In millions)

			Non-	Consolidating
		Guarantor	Guarantor	Entries and
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$0.8	$6.6	$116.9	$—	$124.3
Accounts and notes receivable, net	(975.0)	775.1	558.3	(1.4)	357.0
Inventories, net	—	139.4	113.7	(2.9)	250.2
Deferred income taxes	—	25.4	15.8	(6.3)	34.9
Other assets	12.2	19.1	64.2	(28.0)	67.5

Total current assets	(962.0)	965.6	868.9	(38.6)	833.9
PROPERTY, PLANT AND EQUIPMENT, net	—	207.8	121.8	—	329.6
GOODWILL	—	46.7	215.4	(4.7)	257.4
DEFERRED INCOME TAXES	—	67.3	21.2	(13.9)	74.6
OTHER ASSETS, net	1,905.1	371.4	41.5	(2,269.6)	48.4

TOTAL ASSETS	$943.1	$1,658.8	$1,268.8	$(2,326.8)	$1,543.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$25.1	$—	$2.5	$(25.4)	$2.2
Current maturities of long-term debt	35.0	—	0.5	—	35.5
Accounts payable	7.9	115.4	122.7	(7.8)	238.2
Accrued expenses	5.1	192.5	125.5	(5.2)	317.9
Income taxes payable	(17.5)	(21.6)	43.2	(4.1)	—

Total current liabilities	55.6	286.3	294.4	(42.5)	593.8
LONG-TERM DEBT	176.5	98.8	117.4	(198.9)	193.8
POSTRETIREMENT BENEFITS, OTHER THAN PENSIONS	—	13.4	—	—	13.4
PENSIONS	—	56.3	10.5	(0.1)	66.7
OTHER LIABILITIES	2.6	50.9	32.9	(14.6)	71.8

Total liabilities	234.7	505.7	455.2	(256.1)	939.5
COMMITMENTS AND CONTINGENCIES
TOTAL STOCKHOLDERS’ EQUITY	708.4	1,153.1	813.6	(2,070.7)	604.4

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$943.1	$1,658.8	$1,268.8	$(2,326.8)	$1,543.9

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2009
(In millions)

			Non-	Consolidating
			Guarantor	Entries and
	Parent	Guarantor Subsidiaries	Subsidiaries	Eliminations	Consolidated
NET SALES	$—	$399.7	$231.8	$(50.9)	$580.6
COST OF GOODS SOLD	—	309.4	184.7	(51.4)	442.7

Gross profit	—	90.3	47.1	0.5	137.9
OPERATING EXPENSES:
Selling, general and administrative expenses	—	111.3	43.8	—	155.1
(Gains) losses and other expenses, net	(2.6)	(0.1)	1.8	—	(0.9)
Restructuring charges	—	7.3	4.0	(0.1)	11.2
(Loss) income from equity method investments	30.1	9.7	(1.3)	(39.8)	(1.3)

Operational loss from continuing operations	(27.5)	(37.9)	(1.2)	40.4	(26.2)
INTEREST (INCOME) EXPENSE, net	(0.3)	2.3	(0.1)	—	1.9

Loss from continuing operations before income taxes	(27.2)	(40.2)	(1.1)	40.4	(28.1)
PROVISION FOR (BENEFIT FROM) INCOME TAXES	1.1	(11.3)	(0.2)	—	(10.4)

Loss from continuing operations	(28.3)	(28.9)	(0.9)	40.4	(17.7)
Loss from discontinued operations	—	—	0.4	—	0.4

Net loss	$(28.3)	$(28.9)	$(1.3)	$40.4	$(18.1)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2009
(In millions)

				Consolidating
	Parent	Guarantor	Non-Guarantor	Entries and
	Company	Subsidiaries	Subsidiaries	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:	$42.7	$(1.4)	$(25.0)	$—	$16.3
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the disposal of property, plant and equipment	—	—	0.1	—	0.1
Purchases of property, plant and equipment		(8.2)	(1.7)		(9.9)
Proceeds from sale of businesses	—	0.5	—	—	0.5
Purchases of short-term investments	—	—	(9.1)	—	(9.1)
Proceeds from sales and maturities of short-term investments	—	—	10.2	—	10.2

Net cash provided by (used in) investing activities	—	(7.7)	(0.5)	—	(8.2)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short-term borrowings, net			2.2		2.2
Long-term payments	—		(1.2)		(1.2)
Revolver long-term payments, net	(16.3)				(16.3)
Proceeds from stock option exercises	0.6	—	—	—	0.6
Repurchases of common stock	(2.6)	—	—	—	(2.6)
Excess tax benefits related to share-based payments	(0.3)	—	—	—	(0.3)
Intercompany debt	16.8	8.7	(25.5)	—	—
Intercompany financing activity	(37.8)	10.9	26.9	—	—
Intercompany dividends	5.0		(5.0)	—	—
Cash dividends paid	(7.7)	—	—	—	(7.7)

Net cash used in financing activities	(42.3)	19.6	(2.6)	—	(25.3)
DECREASE IN CASH AND CASH EQUIVALENTS	0.4	10.5	(28.1)	—	(17.2)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	—	—	(3.0)	—	(3.0)
CASH AND CASH EQUIVALENTS, beginning of period	—	3.1	119.0	—	122.1

CASH AND CASH EQUIVALENTS, end of period	$0.4	$13.6	$87.9	$—	$101.9